POST CARD: SIDE ONE
[GRAPHIC:  Full-length picture of Art Bonnel wearing Santa cap]

                                HAPPY HOLIDAYS!

                                   The Bonnel
                                 Growth Fund is
                            presenting shareholders
                           an early gift. The Bonnel
                         Growth Fund will pay a short-
                          term capital gains dividend,
                         estimated to be approximately
                        $0.70 per share, to shareholders
                       of record as of December 14, 1995.
                        The realized capital gains are a
                          direct result of the Fund's
                         outstanding one-year return of
                                    44.83%*.

*10/17/94  through  10/17/95.   Investment  returns  and  principal  value  will
fluctuate so that you may have a gain or loss when you sell shares. Past performance is no guarantee of future results. Short term capital gains distributions may be taxed as ordinary income. 723

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POST CARD:  SIDE TWO         [GRAPHIC:  U.S. Postal Service mailing information]
[GRAPHIC:  United Services Funds Logo and return address]

For more information call 1-800-4-BONNEL (1-800-426-6635).